Exhibit 99.1

Brush Engineered Materials Inc.
Profile

- *Publicly traded since 1956: NYSE-listed since 1972.*
- *Founded 1931 as Brush Beryllium Company.*
  - Building off earlier pioneering technical work at Brush Laboratories
  - Initial scope was development of commercial markets
- With onset of WW II and post war period, significant growth in defense and eventually, aerospace applications
- Mid-70s: major expansion of new commercial markets.
- Today, commercial markets represent 90% + of revenues

BRUSH ENGINEERED MATERIALS

Brush Engineered Materials Inc.
Profile

- Leading manufacturer of high performance engineered materials
- Operations, service centers and major office locations in North America, Europe and Asia
- Serving growth oriented, long term, global markets:
  - Telecommunications and computers
  - Automotive electronics
  - Optical media

Brush Engineered Materials Inc.

"Advancing The World's Technologies"

- BEM Materials are found in a wide range of critical and demanding applications requiring:

  - Strength
  - Thermal & electrical conductivity
  - Weight reduction
  - Reflectivity
  - Reliability
  - Miniaturization
  - Power distribution

BRUSH ENGINEERED MATERIALS

Brush Engineered Materials Inc.
End Uses



Cellular phones and other wireless communications



Notebook and network computers



Electronic components in cars and trucks

Life enhancing devices





Optical Media

Industrial products



Brush Engineered Materials Inc.
Organized into Two Separate Reportable Segments

Metal Systems

Brush Wellman Inc. (Alloy Products and Beryllium Products)

Technical Materials, Inc.

Microelectronics

Williams Advanced Materials Inc.

Electronic Products

Brush Engineered Materials Inc.

Unique Capabilities from Mine to Value Added Material

Metal Systems

- World's only fully integrated producer of beryllium, beryllium-containing alloys and beryllia ceramic.

High beryllium metals, ceramics and beryllium alloys

Delta, UT

Bertrandite Ore Mining & Extraction



Elmore, OH

Casting, Rolling & Finishing



Reading, PA

Thin Gauge Rolling & Finishing



Unique Capabilities from Mine to Material
Diverse in Scope and Product

Metal Systems

Alloy Products

- Manufactures strip products which are primarily copper beryllium and nickel beryllium alloys and bulk products which are copper, nickel and aluminum-based alloys manufactured in rod, bar, tube, plate and other customized forms.

Beryllium Products

- Manufactures pure beryllium and beryllium aluminum alloys

Technical Materials, Inc. (TMI)

- Manufactures engineered material systems including clad metals, plated metal, electron beam welded, solder plated and reflow materials.

Microelectronics

Williams Advanced Materials (WAM)

- Produces precious metal and specialty alloy products

Electronic Products

- Electronic packaging, circuitry and powdered metal products

BRUSH ENGINEERED MATERIALS

Corporate Structure

May 16, 2000 Brush Engineered Materials Inc. became the publicly-traded Parent Company of Brush Wellman Inc. On January 1, 2001 Phase II of the Company's reorganization was completed with the creation of three new entities: Brush Ceramic Products Inc., Brush Resources Inc. and Zentrix Technologies Inc.



Brush Engineered Materials Inc.
Brush Resources Inc.
Mine/Mill
Brush Wellman Inc.
Alloy
Elmore
Reading
Lorain (BEB)
Domestic Svc Ctrs
Be Products
EFP (Fremont)
Elmore
Brush Ceramic Products Inc.
Williams Advanced Materials Inc.
PureTech
WAM FE
Technical Materials, Inc.
BEM Services, Inc.
Brush International, Inc.
Brush Wellman GmbH (Germany)
Brush Wellman Ltd. (England)
Brush Wellman (Japan) Ltd.
Brush Wellman (S) Pte. Ltd. (Singapore)
Zentrix Technologies Inc.
Powder Metals
Packaging Products
Circuits Processing Technology, Inc.

Sales Have Declined to mid-90's Levels



600
500
400
300
200
100
0
$-Million
$369
$376
$433
$409
$455
$563
$473
$373
'95
'96
'97
'98
'99
'00
'01
'02

The portion of Brush's revenue from the telecom/ computer market has declined from nearly 50% to slightly more than 30%


Optical media
10%
Automotive
11%
Industrial
11%
Telecom/
Computer
49%
Aerospace/
Defense
6%
13%
Other

2000


Optical media
14%
Automotive
17%
Industrial
15%
Telecom/
Computer
30%
9%
Aerospace/
Defense
15%
Other

2002

US Electronic Equipment Orders


US ELECTRONIC EQUIPMENT ORDERS
COMMUNICATION, COMPUTER & OFFICE, MILITARY, INSTRUMENTS
$B (Monthly Orders - Seasonally Adjusted)
36
32
28
24
20
16
12
1 92
1 93
1 94
1 95
1 96
1 97
1 98
1 99
1 00
1 01
1 02
1 03
CALENDAR YEAR
http://www.census.gov/indicator/www/m3/

Brush experienced a major downturn in Q-2 and Q3 2001, with revenue remaining flat since



$-Million
160
150
140
130
120
110
100
90
80
$135.4
$137.2
$143.9
$147.2
$145.5
$128.2
$106.2
$92.4
$89.6
$100.8
$93.5
$89.0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2000
2001
2002

As a result, significant losses have occurred over the past six quarters

In $-Million, except for per share data

	2001				2002			
	Q-1	Q-2	Q-3	Q-4	Q-1	Q-2	Q-3	Q-4*
Net Sales	$145.5	$128.5	$106.2	$92.4	$89.6	$100.7	$93.5	$89.0
Net Income	6.2	1.3	(7.8)	(9.9)	(3.8)	(2.0)	(2.9)	(26.8)
Per Share/ Diluted	0.37	0.08	(0.47)	(0.60)	(0.23)	(0.12)	(0.18)	(1.62)

*Q-4 2002 includes impact of deferred tax asset impairment, electronic products restructuring and a charge for other non-used assets.

Through this period, variable margins have improved, despite the fall in revenue

Year/Quarter	Variable Margin%
2000	39.7%
2001	40.2%
2002	40.3%

Major Fourth Quarter "Events"

- Electronic Products restructuring $ 2.0 million
- Write-down of Be Products assets $ 3.1 million
- Deferred tax-asset impairment $19.9 million
- Unfunded Pension Plan $13.6 million

Brush has managed to significantly reduce its breakeven point

($-Million)	2001	2002	Change 01 --> 02
Fixed Costs			
• Mfg Overhead	$ 121	$ 102	$ (19)
• SG&A + interest	87	69	(18)
Total	208	171	(37)
Contribution Rate	40%	40%	
Breakeven Sales	$ 520	$ 420	$ (100)

Notes: Based on 2002 mix and metal prices
SG&A + interest for 2002 excludes $5.1 million of one-time charges

Headcount has been reduced by 26%

Employment as of:	12/31/00	12/31/01	12/31/02	% Change
Alloy	1,221	832	792	(35%)
All Others	1,279	1,114	1,070	(16%)
Total	2,500	1,946	1,862	(26%)

Cash flow has remained positive through reduced working capital and lower capital spending

Operating Cash Flow
$-Million

	OP	Depr	Capex	Change in A/R	Change in Inventory	Operating Cash Flow
2000	$23	$23	$(21)	$(13)	$(8)	$4
2001	(14)	21	(23)	38	7	29
2002	(23)	21	(5)	7	17	17

As a result, total balance sheet debt, off balance sheet leases and precious metal lease obligations were reduced by approximately $35M, or 18%

Alloy has made significant progress

- Working Capital
  - Reduced 44% ($68M) since Q-1 2001
- Expense Control
  - Manpower reduced by 35% since Q-1 2001
  - Manufacturing overhead and SG&A 25% lower in Q-4 2002 vs. Q-1 2001
- Operations
  - Safety (OSHA recordable) rate improved by 43% in manufacturing
  - Strip rework rate improved 43% YTD
  - On-time shipments to Service Centers 17% higher YTD, along with 33% improvement in manufacturing cycle times

TMI has responded aggressively to the market downturn

Technical Materials, Inc.

	Q-1 2001	Q-4 2002	% Change
Revenues in $M	$21.0	$10.0	(52%)

- Significant reduction in cost, above breakeven
  - Variable cost – down by $4.3M over 21 months
    - Workforce reduced by 35%
    - Innovative partnership with State Workplace Program
    - Major reduction in supply and maintenance cost
  - Fixed cost – down by $4.7M over 21 months
  - Operational improvements
    - 21% increase in productivity
    - 3% yield improvement

Electronic Products Restructured

	Q-1 2001	Q-4 2002	% Change
Revenues in $M	$11.5	$7.9	(31%)

Electronic Products restructuring: ($2.0 million charge in Q-4)

- Cost reduced, central structure eliminated (20 people), $3.0 million annual benefit
- PMP assets written down to market value
- Newburyport unit reports into WAM
- CPT and BeO operations report into Beryllium Products

Lean/Six Sigma programs focused on operational improvements

WAM is also generating favorable results

- Sales down but value-added flat due to mix shift
- Good growth in PVD, especially optical markets
- Strong earnings and cash flow
  - Reduced inventories, including consigned metals, by more than $6M in past year

Beryllium Products is performing strongly

- Revenue improved 14% in 2002 on strength of
  - Military/defense
  - Aerospace
- Solidly profitable
  - Operating profit improved more than $6 million from 2000 to 2002
- Margins improved substantially

Corporate costs have also been reduced

- Dividend suspension
- Benefit changes/401-K
- Wages frozen
- Service cost reductions
- Legal expenses and cases down

Longer term outlook for our engineered materials is attractive

- Higher performance requirements growing
  - Electrical
  - Thermal
  - Mechanical
    - Fatigue resistance
    - Corrosion resistance
    - Strength
    - Anti-galling

For example, Alloy is aggressively working to broaden its base

New Products	Applications/Markets
Strip New Product Forms	Tubing, Bearings and other special applications • Oil and Gas • Instrumentation
New Strip Alloys	Electronics Market
MoldMax® XL	Plastics Tooling
ToughMet™	Bearings and Wear applications
Undersea Housings	Marine and Power systems

Keys to returning to profitability in 2003 and beyond:

- Improving margins through operational efficiency
  - Lean manufacturing
  - Six Sigma
- Further overhead reductions
- Broaden the base – new revenue
- Improvement in demand from the telecom/ computer market

Summary

- Working aggressively to get to break even ASAP
- Cash flow is expected to remain positive through continued working capital reductions and minimal capital spending
- Downturn of key end-use markets is unprecedented
  – Brush is not content to “wait it out”
- Long-term prospects bright
  – Brush Engineered Materials is well positioned to capitalize on this growth

Segment Sales Review

	2000		2001		2002	
	$	% sales	$	% sales	$	% sales
➢ Metal Systems Group	378	67%	296	62%	228	62%
– Alloy	270	48%	217	45%	152	41%
– Beryllium Products	25	4%	28	6%	32	9%
– TMI	83	15%	51	11%	44	12%
➢ Microelectronics Group	179	32%	170	36%	139	37%
– WAM	136	24%	135	28%	109	29%
– Electronic Products	43	7%	35	8%	30	8%
➢ Other	7	1%	7	2%	6	1%
TOTAL	564	100%	473	100%	373	100%

BRUSH ENGINEERED MATERIALS

Segment Sales Review

	Q1 2002		Q2 2002		Q3 2002		Q4 2002	
	$	% sales	$	% sales	$	% sales	$	% sales
▪ Metal Systems Group	56	62%	64	63%	57	61%	51	57%
– Alloy	38	42%	41	41%	38	40%	35	39%
– Beryllium Products	6	7%	10	10%	8	9%	8	9%
– TMI	12	13%	13	12%	11	12%	9	10%
▪ Microelectronics Group	34	38%	34	34%	34	37%	36	41%
– WAM	26	29%	27	27%	27	29%	28	32%
– Electronic Products	8	9%	7	7%	7	8%	8	9%
▪ Other	0	0%	3	3%	2	2%	2	2%
TOTAL	90	100%	101	100%	93	100%	89	100%

BRUSH ENGINEERED MATERIALS

Segment Earnings

	2000		2001		2002	
	$	% total	$	% total	$	% total
Metal Systems Group	10.2	44%	(20.1)	100%	(28.2)	100%
Microelectronics Group	8.4	37%	4.5	-	5.5	-
Other	4.4	19%	1.5	-	(.2)	-
Total Segment EBIT	23.0		(14.1)		(22.9)	

BRUSH ENGINEERED MATERIALS

Segment Earnings - 2002

	Q1	Q2	Q3	Q4
Metal Systems Group	(8.5)	(5.1)	(10.0)	(8.9)
Microelectronics Group	2.2	1.5	1.3	(.6)
Other	.8	1.0	4.8	(1.4)
Total Segment EBIT	(5.5)	(2.6)	(3.9)	(10.9)

BRUSH ENGINEERED MATERIALS

Brush Wellman Alloy Vision

Brush Wellman is the leading supplier of High Performance Copper Alloys worldwide, providing manufacturing excellence in the form of high reliability products and services to satisfy our customers most demanding applications. We provide these services in a culture of local support and global teamwork.

Alloy Products Markets


2002
Bulk
(30%)
Strip
(70%)

- Strip Markets
  - Telecommunications
  - Computers
  - Automotive Electronics
  - Appliance
- Bulk Markets
  - Plastic molds
  - Undersea
  - Aerospace
  - Oil and gas
  - Mining/Heavy equipment
  - Bearings

BRUSHWELLMAN
Engineered Materials

Alloy Products
Strip product forms & applications

- **Product Forms**
  - Typically thinner gauge than 0.025" (0.6 mm)
  - Typically supplied in coils of 1/2" - 2" wide
  - Typically delivered in quantities of 20 - 12,000 lb/order
  - Always manufactured to customer specified and frequently customized combinations of properties.
  - Supplied either as ready to stamp and use, or for customer to heat treat after stamping to obtain specific properties.
- **Strip Products**
  - Stamped and formed conducting spring components
    - Electronic connector terminals
    - Automotive wiring harness terminals
    - Electrical relay and switch contacts
  - Stamped and formed mechanical components
    - Thermostat and pressure sensor bellows
    - Shielding Strips
    - Microprocessor Sockets
- **Rod & Wire**
  - Swiss machine turned components
    - Microprocessor PGA sockets
  - Cold headed components
    - High frequency coaxial connectors

Alloy Products
Strip Products - Strategy

- **Maintain focus on 4 major end-use markets**
  - Computer Telecommunications Automotive Appliance
- **Defend market leadership in traditional alloy strip, rod & wire**
  - Reduce total cost of manufacture to allow penetration of mid-range alloy applications
  - Enhance product properties to provide additional value to customers
- **Introduce new alloys to meet needs of targeted market opportunities.**
  - Brush 60, ToughMet Strip, Alloy 390
- **Focus on new non-connector markets**
  - Deep Offshore Oil and Gas, Bearings, Instrumentation Tubing, Heat Exchanger Tubing
- **Geographic Growth**
  - Expand commercial operations in Asia Pacific

BRUSHWELLMAN
Engineered Materials

Strip Capacity Expansion Elmore and Reading Facilities



- $140 Million
- Added casting, hot rolling, annealing and cold rolling capacity at Elmore
- Added light gauge strip and mill hardening capacity at Reading
- 50% to 100% capacity increase depending upon product

Competitive Alloy Comparison & Strategy


Performance Parameter
(Formability, Conductivity, Stress Relax)
8
7
6
5
4
3
2
1
0
10
$/Lb.
Traditional Copper Beryllium Alloys
390
Brush 60
Alloy 174
CuNiSi
High Strength Phos Bronze
Phos Bronze
Brass

Alloy strip form products recently developed Alloy 390 as a premium product targeted at high performance/ high conductivity applications in computer, consumer and communication applications. This alloy addresses the need for a low resistance alloy product, with traditional alloy mechanical performance characteristics. Higher power density chip sets are facing a constraint at the connector interface. Alloy 390 provides the deflection range required by these high pin count devices, and by way of superior electrical and thermal conductivity, eliminates the resistive heating that plagued other high performance alloy solutions. Designs are now active with burn in and test socket applications and land grid array microprocessor applications. Handheld communication device manufacturers have expressed an interest in the alloy as a means of enhancing battery life and reducing charging times.

BRUSHWELLMAN
Engineered Materials

Automotive Electronics

Definition: power and signal distribution in passenger cars and light trucks - connectors, switches and relays

Automotive Applications

Potential New Applications:

- Infotronics/telematics - in car multimedia systems and mobile communication systems, navigational, global positioning, internet based services.
- Powertrain electronics - in vehicle networks, drive-by-wire systems, continuously variable transmission, intelligent braking
- Safety systems - intelligent air bag systems, driver alertness monitoring, adaptive cruise control, frontal collision warning, intelligent highway vehicle systems, automatic emergency notification
- 42 Volt Powernet - increase number of terminals, switches and relays used in a vehicle; shift mix of components size toward miniaturization due to smaller current and increase the number of performance critical systems in a vehicle.

Computer

Definition: Brush Wellman's high performance alloys are sold to the computer industry in strip and wire forms for connectors, contacts, and shielding. End use applications include servers, workstations, notebook and desk top computers, personal digital assistants (PDAs), and data storage devices.

Computer Applications

Examples of specific end-use product applications

- Fingerstock shielding used in servers and data storage.
- Power connectors used in server power supplies manufactured by Sun, HP, Compaq, and Intel.
- Intel and AMD's Pentium 4 microprocessor socket connectors.
- PDA ID connector and battery contacts.
- VHDM connector system for EMC data storage systems.

Examples of future target product applications

- Intel and AMD's Pentium 5 microprocessor connectors.
- Power connectors for multi-chip module interfaces as well as backpanel power applications in high end servers.
- High pin count and high density flex circuit interface connectors for high resolution flat panel displays.

Telecommunications

Definition: Brush Wellman's high performance alloys are sold to the telecommunications industry in strip and wire forms for connectors, contacts, shielding, switches and relays. End use applications include wireless base stations, cell phones, pagers, telecom switching equipment, transmission equipment and communication networks.

Telecommunication Applications

Examples of specific end-use product applications

- Handheld and portable device battery clips, antenna clips, I.O. connectors, board to board connectors, SIM card connectors & display connectors.
- Category 6 modular jacks for connecting data networks.
- Shielding gaskets and clips for EMI protection.
- Coaxial switches for cable company central office switches.
- VHDM connector system used in backpanel connector systems for fast Ethernet and Gigabit Ethernet switches and routers.

Examples of future target product applications

- Category 7 modular jacks for data networks.
- Low profile board to board connectors for wireless handsets and high speed mezzanine connectors for network switches and routers.

Cellphone Connector Applications



BRUSHWELLMAN
Engineered Materials

Rear of Circuit Board



Antenna Contact
Brush Wellman Alloy
Battery Contacts
Brush Wellman Alloy
Vibrator Motor Contacts
Brush Wellman Alloy
Battery Clips
Brush Wellman Alloy

Front of Circuit Board



Hands Free Set Connector
Brush Wellman Alloy
and other material



BRUSHWELLMAN
Engineered Materials

Alloy Products
Bulk Products - Product forms & applications

- **Product Forms**
  - Any shape other than strip
  - Typically supplied as Rod, Bar, Thick or thin walled Tube, Plate, Casting Ingot, Forging Billet - or as a custom fabrication.
  - Supplied either as ready to machine and use, or for customer to heat treat after machining to obtain specific properties.
- **Applications**
  - Plate: Plastic molds; Metal casting molds
  - Rod/Bar: Aero bearings; Electrical welding electrode holders; Mechanical fittings; Plastic mold heat conductors
  - Tube: Aero bearings; oil & gas drilling instrumentation casings;
  - Casting Ingot: High strength/conductivity foundry castings
  - Master Alloy: Aluminum and Magnesium refinery additives

Alloy Products
Bulk Products - Strategy

- **Maintain focus on traditional end-use markets**
  - Oil & Gas Aerospace Plastics Undersea
- **Introduce new alloys or product forms to meet needs of targeted market opportunities.**
  - MoldMax XL
  - ToughMet and improved ToughMet products (CD ToughMet)
  - Alloy 310 RWMA class 3
- **Focus on new non-traditional growth markets**
  - Bearings, Oil & Gas completions, Heavy Equipment & Mining, Pumps, Marine, Heat Exchaners
- **Geographic Growth**
  - Expand commercial operations in Asia Pacific, improve customer awareness and distribution

Plastics - Moldmax XL



W/m-K
BTU/ft-hr-F
COMPARISON OF MOLD MATERIALS
THERMAL CONDUCTIVITY vs HARDNESS
275 160
245 140
207 120
173 100
138 80
104 60
70 40
35 20
0
PT
C180
Al
MMLH
MMHH
MMXL
P20
H13
420
HRC 10 20 30 40 50 60
BRINELL 180 217 275 370 500 600

- Similar properties to dominant tooling materials and standard Moldmax
- Productivity similar to Moldmax (CuBe) of 30%
- No EH&S issues
- Value proposition includes machinability >5X steels adding cost benefits to offset increased material costs

Value proposition - no added cost for faster cycles and lower cost manufacturing

BRUSHWELLMAN
Engineered Materials

Lorain Casting Facility
Spinodal and Equacast™ Technology-Winning!

High performance Copper based engineered materials:

- Strength and hardness found in CuBe products
- Thermal conductivity

The value proposition differentiates:

- No EH&S issues
- Corrosion resistance
- Superb tribological properties (low friction coefficient, excellent wear resistance - without lube) adding value in Reliability,Uptime, and Less Mtce.
- Machinability and Design Simplicity adding cost benefits to offset increased material costs
- Casting capability including size, shapes, tubes and quality

Developing Applications in the markets we are strong:

Mold Tooling, Aircraft Parts, Drilling Equipment

Developing markets/applications where technology is strong:

Oil Well Completion Equipment, Mining, Heavy Equipment, Hydraulic Systems, Marine Hardware, Engine Bearings.

Lorain Technology Expanding Brush Wellman market and application reach

ToughMet™ Industrial Components Results:


ToughMet™ Alloy Bushings and Plain Bearings Provide Superior Durability
Allowing More Time Between Machine Lubrication and Overhaul Operations.
Clearance Increase Due to Wear (inch)
0.050
0.045
0.040
0.035
0.030
0.025
0.020
0.015
0.010
0.005
0.000
0
30
60
90
120
150
180
Cycles (000's)
Bushing Materials
Hardened Steel
Aluminum Bronze
ToughMet 3

BRUSHWELLMAN
Engineered Materials

ToughMet™ Industrial Components Results:

ToughMet™ Alloy Bushings Provide Superior PowerEfficiency Performance

in a Comparison of Dynamic Coefficient of Friction μ vs Bearing Pressure for Three Bearing Materials


μ
0.4
0.3
0.2
0.1
0
0
4
8
12
16
20
24
28
Bearing Pressure (1000 psi)
CuBe Rockwell C 38
AlNi Bronze Rockwell C 28
CuNiSn Spinodal Rockwell C 34

R.S. Black, Honeywell
W.D. Nielsen
1996

BRUSHWELLMAN
Engineered Materials

Alloy Progress

- Working Capital
  - Reduced 36% ($56M) since Q-1 2001
- Expense Control
  - Manpower reduced by 36% since Q-1 2001
  - Manufacturing overhead and SG&A 28% lower in Q-3 2002 vs. Q-1 2001
- Operations
  - Safety (OSHA recordable) rate improved by 33% in manufacturing
  - Rework rate improved 40% YTD
  - On-time shipments to Service Centers 16% higher YTD, along with 14% improvement in manufacturing cycle times

Brush International Inc.
Global Sales, Marketing, Distribution & Tech Service

Brush International Inc.

S. Freeman

------ Asia / Pacific ----------				-------------- Europe ------------				- Emerging Markets -
BWS		**BWJ**	**BWC**	**BWL**	**BWG**			**EXPORTS FROM USA**
Singapore	**Taiwan**	**Japan**	**China**	**U.K.**	**Germany**	**Italy**	**Spain**	
T. Ong	J. Tien	K. Hase	J. Oei	G. Shapland	K.L. Rausch W. Zeder	A. Danielli	F. Aguirre	


Reading
Stuttgart


Tokyo / Fukaya
Hong Kong
Singapore



Brush International Service Centers

Brush International, Inc.

Alloy Sales by Region

2002


Asia
49%
Europe
48%
Rest of World
3%

Brush International, Inc.
Sales by Market Segment



Automotive
16.9%
Appliance
27.7%
Other Strip
7.1%
Computer
24.6%
Telecom
23.7%

Strip Products
87%



Casting
33.5%
Oil & Gas
11.0%
Aerospace
2.1%
Fabrication/etc.
9.1%
Plastics
15.6%
Undersea
28.7%

Bulk Products
13%

Brush Wellman Beryllium Products

Products

Beryllium Metal	-	One of the lightest metals known
	-	Family of vacuum hot and hot/cold isostatically pressed powder-derived metals
AlBeMet•	-	Family of lightweight alloy composites
	-	Extruded, rolled sheet and hot isostatically pressed powder-derived metals

BRUSHWELLMAN
Engineered Materials

Brush Wellman Beryllium Products

Products - Cont.

E-Materials	-	Family of low expansion, lightweight electronic packaging materials
	-	Composites of beryllium metal and beryllium oxide
Beryllium Oxide/ Chemicals	-	Ceramic-grade beryllium oxide powder
	-	Specialty beryllium-containing chemicals

BRUSHWELLMAN
Engineered Materials

Brush Wellman Beryllium Products

Facilities

Elmore, Ohio

Fremont, California

Key Product Attributes

- Be/AlBeMet™
  - Light Weight (Density)
  - High Stiffness (Elastic Modulus)
  - High Thermal Conductance/Capacity
  - Low Thermal Expansion
- Be
  - Transparent to X-Rays
  - Neutron Reflector

Brush Wellman Beryllium Products

Primary Competition…Alternative Materials

- Organic Composites (e.g. Carbon epoxy)
- Metal Matrix Composites (e.g. Al - silicon carbide)
- Pyrolytic graphite
- Titanium
- Aluminum (high strength grades)

Major Defense/Aerospace Applications for Brush Wellman Beryllium Products

Optics

Optical substrate and support structure for visual and infrared target acquisition systems (fighter aircraft, helicopters, tanks) and astronomical telescopes.

Satellites

Structures for defense and commercial telecommunications satellites.

Electronics

Electronic packaging for defense avionics and electronic countermeasures systems for helicopters and fighter aircraft. Applications include circuit boards, covers and packages.

Major Commercial Applications for Brush Wellman Beryllium Products

X-ray Windows

Radiographic tube components for ① medical diagnostic equipment (x-ray, mammography, CAT-scan), and ② industrial x-ray equipment

Optical Scanners

Mirrors for laser scanners used in reprographic and other high-performance laser applications.

Motion control

Structural components for high-precision semiconductor processing and industrial robotic equipment

Beryllium Products - Trends

- Good growth in defense sales in 2002 and 1Q 2003. Slowdown noted in commercial business due to weak industrial markets.
- Defense bookings strong for delivery early in first half 2003; some weakening forecast in second half.
- Defense sales outlook is excellent long term. Examples include production of new F-22, F-15/16 and Apache electronics upgrades, classified satellite, and missile defense system business.

TMI - From a Customer Perspective

WHAT — TMI provides our customers the ability to demand varied performance (electrical, thermal, or mechanical) from a metal surface area or section.

WHO — We provide this “service” to the telecommunication, automotive, computer, semiconductor and other industries.

HOW — By offering various forms of strip metal products: clad metals, plated metals, electron beam welded, solder plated, reflowed or printed-on, milled and/or skived metal strip or various combinations of the above.

Sales Growth

Average annual growth rate was 14% from 1995 - 2002



Millions
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003*

***Forecasted**

Our Major Markets

- Automotive
- Telecommunications
- Computer
- Jewelry
- Semiconductor
- Appliances
- Medical
- Aircraft


Misc.
Computer
Telecom
Automotive

Our Major Applications



Leadframe



Air Bag Sensor

- Capacitors
- Coins and Tokens
- Connectors
- Contact Probes
- Fuses
- Leadframes
- Micro Motor
- Microwave
- Potentiometers
- Relays
- Sensors
- Solder Clips
- Switches



Connectors



Electroplating

- Precious and non-precious metals
- Overall and selective stripe capabilities
- Combination with current TMI technologies

Stripe Plating Application

Cellular Phone Battery Contact


Base Material

- Base Material: BeCu
- Overall Ni plating
- Selective Au (one side)
- Selective SnPb (both sides)

Competitive Advantage

- Quality
  - QS 9000 / ISO 9002
  - State-of-the-art equipment
  - Vision Systems / PLC Systems for consistent quality
- Design Support
  - Technical knowledge
  - Engineering expertise
- Overall Capabilities
  - Slitting and leveling
  - Inlay / Electron-Beam Welding / Solder / Milling / Skiving / Plating
  - Any combination of the above processes
  - Large coil handling capability

Strategic Concept

- Total capability under one roof
- Make it easy for our customers to get what they need to satisfy their customers' requirements
- Make our customers competitive with reliable products
- Solve problems for our customers with engineered strip metal solutions
- Explore and develop new markets and geographic regions for manufacturing *(China)*.

Growth in Electroplating

- Precious and non-precious metals
- Overall and selective stripe plating capabilities
- Combination with other TMI technologies
- Proprietary closed contact plating technology
- Building additional lines to further increase capacity

Summary

- From 1992-2000 TMI sales more than quadrupled.
- 2001 and 2002 proved to be extremely difficult years due to major served markets being severely depressed; however, TMI remained profitable in both years.
- We have added major new technical capabilities using state of the art equipment in precious metal electroplating to better serve worldwide customer demand *(both technical & capacity)*.
- We are ISO and QS registered.
- We will add additional Plating technology and capacity to service market demand as required.
- We are making further inroads into new markets *(energy)* and other markets *(consumer, medical, appliance, construction)* in order to broaden our served market base and will have a much different served market profile by 2004/2005.

Our focus is on materials, circuitry, subassemblies and packaging for the wireless & fiber-optic telecom market, specifically the signal amplifiers...

- Signal amplifiers transmit signals through air (wireless) or optical fiber media by boosting signal strength while maintaining integrity. Thermal management and reliability properties are of paramount importance.

- Signal amplifiers are critical active components located in base stations for wireless (cellular) and in regenerator stations along fiber-optic (Internet) links.

Zentrix
TECHNOLOGIES
Integrated Resources Targeted Solutions

Our Overall Strategy

- Vertically integrate materials to subsystem assembly, providing customized solutions
- Meet the Customer's needs
  - Materials or subassemblies
- Fast Flexible Manufacturing Systems
  - Responsive to market needs

Business Groups

- Packaging
  - Electronic Packaging Products
- Circuitry
  - Circuits Processing Technology
- Materials
  - Powder Metal Products
  - Brush Ceramic Products

Zentrix
TECHNOLOGIES
Integrated Resources Targeted Solutions

Electronic Packaging Products

- Located in Newburyport, MA
- Products
  - RF Power Packages for base stations in cellular phone & wireless data networks, cellular phones and smart antennas
  - Fiber Optic Package components for amplifiers in fiber optic networks
  - Automotive Components for ignition systems in cars and trucks

Circuits Processing Technology (CPT)

- Located in Oceanside, CA
- Products
  - High Frequency Military and Aerospace Circuitry used in military radar and missile guidance
  - High Frequency Wireless circuitry for satellite communications
  - Fiber Optic Package components for amplifiers in fiber optic networks

Powder Metal Products

- Located in Tucson, AZ
- Products
  - RF Power Package Components for base stations in cellular phone and wireless data networks
  - Fiber Optic Package Components for amplifiers in fiber optic networks (to carry internet traffic) and commercial lasers such as high speed printers

Brush Ceramic Products

- Located in Tucson, AZ
- Products
  - RF Power Package Components for cellular base stations, high definition television, and cable TV
  - Fiber Optic Package components for amplifiers in fiber optic networks
  - Gas Laser Components for medical and research applications
  - Automotive components for ignition systems

Williams Advanced Materials Overview

- Williams is a supplier of high-purity, specialty metals serving the wireless, photonics, data storage, high temperature joining, traditional microelectronics and performance film markets.
- Established 1918. Subsidiary of Brush Engineered Materials (formerly Brush Wellman Inc.)
- Business Groups
  - Packaging Material Products - Solder preforms, bonding wire, FLA's, clad material and refining. These materials are used in photonic, wireless, traditional semiconductor and hybrid microelectronic packaging applications.
  - Specialty Alloy Products - Braze materials and structural alloys. These materials are used in electron tube, photonic and aerospace applications.
  - PVD(Physical Vapor Deposition) products - Precious metal and non-precious metal sputtering and evaporation materials, refining and related services. These materials are used in wireless, photonic, thin film heads, optical media, hybrid microelectronic and performance film applications.

Williams ADVANCED MATERIALS

WAM Headquarters


BRUSH WELLMAN
WILLIAMS
ADVANCED MATERIALS

- Buffalo, NY USA - Manufacturing Facility
  - 100,000 ft^2 overall, 6,500 ft^2 of cleanroom, state-of-the-art machining/ milling/rolling/stamping/ cladding centers, hydrostatic wire extrusion, high purity refining/recycling, metals casting, automated plating, full analytical capabilities, product Research & Development

Williams
ADVANCED MATERIALS

Far East Operations


SINGAPORE WAR HOUSE

- Singapore - WAM Far East Pte. Ltd.
  - 5,000 ft^2, 2,500 ft^2 of cleanroom, automated assembly operations, hydrostatic wire process, product development. PVD bonding operation.

Williams
ADVANCED MATERIALS

Far East Operations



- Subic Bay, Philippines
  - Combo-Lid®, low-cost lids and preform - assembly, inspection and packaging

Williams
ADVANCED MATERIALS

Far East Operations



- Taiwan
  - Joint Venture with Yuh-Cheng Metal Corp.
  - Low cost production capabilities

Williams ADVANCED MATERIALS

Specialty Alloys Operations



- Wheatfield, NY USA- Williams Specialty Alloys
  - 30,000 ft^2 with volume vacuum casting, rolling, annealing, powder atomizing and machining. 10 acres for expansion

WAM Thin Film Products Operations



- Brewster, NY USA – WAM TFP
  - 35,000 ft^2 with vacuum melting, hot-pressing, milling, Hot & cold rolling automated machining and target bonding capabilities.
  - Acreage to more than double our facility as needed.

Williams ADVANCED MATERIALS

Target Bonding Centers

- Buffalo, NY
- Brewster, NY
- Santa Clara, CA
- Limerick, Ireland
- Singapore
- Taiwan – Q4







Williams
ADVANCED MATERIALS

Williams Advanced Materials Service and Support

- **Regional Offices (Sales and Applications Engineering support)**

  Santa Clara, CA
  London, England
  Singapore
  Guadalajara, Mexico
  Brewster, NY
  Taipei, Taiwan
  Manila, Philippines
  Buffalo, NY
  Boston, MA
  Dallas, TX
  Tucson , AZ

- **Worldwide Representatives**

  Florida
  Korea
  Japan
  France
  India
  Italy
  Israel
  China
  Germany

Williams ADVANCED MATERIALS

Williams Advanced Materials Packaging Material Products


Markets

Hybrid Microelectronic Device


Products

Solder preforms and clad materials

- **Markets**
  Wireless, Photonics and Hybrid/ Traditional Microelectronic Devices
- **Typical End-uses**
  Cell phones, LEDs, fiber-optic networks, PC's, military electronics, avionics, medical electronics, appliances

- **Combo-Lids® - Frame/lid assembly**
  Hermetic sealing
- **Clad Materials**
  Thermal management
- **Bonding Wire**
  Electronic interconnect
- **Solder Preforms**
  Component attachment
- **Refining**
  Scrap recovery

Williams ADVANCED MATERIALS

Williams Advanced Materials Specialty Alloy Products


Markets

Electron Tube


Products

WAMBRAZE™ Materials

- **Markets**

  Electron Tube, Photonics, Aerospace, microelectronic packaging

- **Typical End-uses**

  Cellular base stations, lasers, x-ray machines, industrial microwaves

- **Braze materials**

  Powder, ribbon and preform

- **Structural Alloys**

  Monel

  Cupronickel

  Nickel Tunsten

Williams ADVANCED MATERIALS

Williams Advanced Materials
Physical Vapor Deposition(PVD) Products


Markets
Cellular Phone (wireless)


Products
Sputtering Targets

- **Markets**

  Wireless microelectronics, Optical media, Photonics, thin film heads, glass, decorative, wear resistance, performance film

- **Typical End-uses**

  Wireless and fiber optic components, Recordable CDs, DVDs, Architectural glass, Hard Disks, faucets, automotive glass

- **Precious Metal Sputtering Targets and Evaporation Materials**
- **Precious Metal Refining Services**
- **Non-precious Metal Sputtering Targets and Evaporation Materials**

Williams
ADVANCED MATERIALS

Williams Strategic Leverage

Ensuring Distinctive Abilities Translate to Maximum Returns

- Over 80 years of metal management and fabrication experience
  - Ability to efficiently manage precious metals critical to customers
- One-stop Shopping
  - Comprehensive product offering
  - Allows customer to reduce supplier base
- Industry leading lead times
  - Reduces Total Cost to Customer - Inventory turns
  - Alleviates planning "headaches"
- Fully Integrated Operations
  - In house fabrication, refining and analysis
  - Reduced cycle times and single point of contact for metal needs
- Service
  - WAM provides a unique, coordinated response to customers
  - We help our customers do their jobs - sales, engineering, accounting, etc.
  - We also prepare our customers for the future

Williams ADVANCED MATERIALS

WAM - Trends

- Wireless and Photonics
  - Market flat to down through 2002
  - Minimal recovery expected in 2003
  - WAM well positioned with major device manufacturers
  - Expected gains in market share and new customers
- Data Storage
  - 15-20% growth in DVD market segment through 2002
  - Strong DVD growth continues through 2003
  - Moderate growth in MR/GMR market segment
- Traditional Microelectronics
  - Some growth anticipated in military components
  - Commercial business flat through 2002
- High Temperature Joining
  - Tied to telecom infrastructure
  - Softness through 2002 and into 2003 expected

Williams
ADVANCED MATERIALS

Litigation

- Positive Momentum Continued Through 2002

Highlights:

- Consecutive series of favorable court rulings throughout 2002 builds on 2001 legal successes
- Favorable court rulings and settlement agreement allowed Brush Wellman to reduce caseload by half

Litigation

- In the Court Room:
  - Judges and juries have continued to decide for Brush Wellman in a number of important cases in several states. Resulting benefits:
    - Exonerates Brush Wellman from baseless charges
    - Formally acknowledges Brush Wellman's extensive worker protection measures

Litigation

- Summary of Workplace-related Litigation Decided in Favor of Brush Wellman in 2002:

Consecutive Legal Victories

- Colyer v. Brush Wellman. (Orange County, California Superior Court) November 2002.
  - 12 person jury returned a unanimous verdict for Brush Wellman following a five-week trial finding that:
    - The company was not negligent
    - There was no defect in the product or warnings
    - Brush Wellman did not conceal or suppress any material fact

Consecutive Legal Victories

- Renwand v. Brush Wellman Inc. (Court of Appeals, Eighth District, Ohio). October 2002.
  - Unanimous ruling by three-judge panel affirmed earlier summary judgment for the company by the Cuyahoga County, Ohio trial court
  - In its ruling, the court recognized Brush Wellman's safety precautions and noted, based on the evidence provided, the company "did not disregard the safety of its employees and worked diligently to protect its employees from CBD (chronic beryllium disease)."
  - Ruling discredits false and sensationalized charges by certain media, and plaintiffs' attorneys who alleged Brush Wellman compromised worker protection
  - Case settled February 2003, and appeal by Renwand to Ohio Supreme Court was dismissed by appellant

Consecutive Legal Victories

- David Norgard v. Brush Wellman Inc. (October 2002)
  - Court of Common Pleas, Cuyahoga County, Ohio granted Brush Wellman's motion for summary judgment
    - Ruling further discredits inaccurate and unsupportable charges made by plaintiffs and their trial attorneys alleging wrongful acts by Brush Wellman involving its employees, or involving the company's extensive and proactive occupational health and safety initiatives.

Caseload Significantly Reduced in 2002

- As of March 07, 2003 caseload reduced to 23 cases.
- Settlement reached in fourth quarter 2002 included dismissal of claims by twenty plaintiffs
  - Settlement did not materially affect Brush Engineered Materials Inc.'s financial results
    - Portion of the settlement expense is covered by insurance, with the remainder adequately provided for in earlier established reserve
    - Provided company with expedient and cost effective way to place a large block of claims behind it
    - Further reduces future risk and uncertainty associated with this litigation